Exhibit 99.1

 Investor PresentationMay 2017  DIME COMMUNITY BANCSHARES, INC(NASDAQ: DCOM)

PROFILE

Descriptive Highlights

- Founded as The Dime Savings Bank of Williamsburgh in 1864; converted to public ownership in 1996
- 27 branches in Kings, Queens, Nassau and Bronx
- Historically, Dime has specialized in lending against New York City multifamily properties
  - Mainly pre-WWII, rent-regulated buildings
  - Strong legacy relationships with NYC brokers/borrowers; consistently ranked amongst Top 5 Multi-family lenders
  - 2007-2016 annual avg. NCOs / loans of 0.10%
- Launched a new Business Banking division in Q1 2017
- Nationwide brand recognition as a result of Dime's iconic logo, longevity and authenticity
- Headquartered in Brooklyn Heights
- Market Capitalization: $769M (as of May 10th 2017)

Historical Financials

	For the Year Ended				
	2012	2013	2014	2015	2016
Balance Sheet Items					
Total Assets	$3,905	$4,028	$4,497	$5,033	$6,005
Total Gross Loans	3,506	3,700	4,119	4,697	5,636
Total Deposits	2,479	2,507	2,660	3,184	4,395
Loans / Deposits	141.4 %	147.6 %	154.9 %	147.5 %	128.2 %
Tangible Common Equity	$336	$380	$404	$438	$510
Deposit Composition					
Non-Interest Bearing	6.4 %	7.0 %	7.1 %	8.1 %	6.8 %
Savings, NOW and MMDA	57.6	60.0	58.1	64.9	69.4
Time Deposits	36.0	33.0	34.8	27.0	23.9
Cost of Deposits	*0.91*	*0.77*	*0.75*	*0.78*	*0.85*
Loan Composition					
Multi-Family	76.3 %	79.0 %	80.1 %	80.1 %	81.6 %
CRE	21.0	19.0	18.1	18.4	17.0
Yield on Loans	*5.56*	*4.76*	*4.27*	*3.96*	*3.68*
Profitability					
Reported Net Income	$40.3	$43.5	$44.2	$44.8	$72.5 (1)
ROA	1.02 %	1.09 %	1.03 %	0.96 %	1.31 %
ROATCE	12.2	11.9	11.1	10.4	14.7
Reported NIM	2.92	3.39	3.03	2.89	2.68
Core Efficiency Ratio	42.3	46.2	46.3	48.0	47.9
Core Expenses / Average Assets	1.59	1.57	1.42	1.41	1.31
Asset Quality and Capital					
Nonaccruals / Loans	0.27 %	0.34 %	0.15 %	0.03 %	0.08 %
Reserves / Loans	0.59	0.54	0.45	0.39	0.36
NCOs / Avg Loans	0.11	0.02	(0.01)	(0.03)	0.00
Tangible Common Ratio	8.73	9.56	9.10	8.81	8.58
Tangible Book Value Per Share	$9.67	$10.47	$11.20	$11.96	$13.78
Dividends Per Share	0.56	0.56	0.56	0.56	0.56

(1) Includes $37M gain from real estate sale and $11M expense associated with ESOP acquisition

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DIME Since 1864 INVESTMENT HIGHLIGHTS

1. Significant scarcity value
2. Key investments have already been made to improve franchise
3. Newly launched Business Banking group gaining significant traction
4. Deposit franchise has been growing robustly
5. Excellent stewards of capital
6. Potential benefit from Corporate Tax Reform
7. Will never compromise on core foundational strengths: low expenses and low credit costs

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1. Significant Scarcity Value

- Dime is Brooklyn's pre-eminent community bank
  - Brooklyn is the 2nd most densely populated county in the country (after Manhattan)
  - Brooklyn is also one of the fastest growing population centers for millennials
- Dime is the only community bank with ~$1B of deposits in all 3 of its primary counties
  - Nassau (ranks #11 by population density) and Queens (#4 by population density) are also very attractive banking markets

Brooklyn				Nassau				Queens			
Rank (1)	Company	Branches	Deposits	Rank (1)	Company	Branches	Deposits	Rank (1)	Company	Branches	Deposits
1	Dime	12	$1,829	1	Flushing	4	$2,411	1	Ridgewood	12	$1,944
2	Ridgewood	5	380	2	First of LI	24	1,638	2	Maspeth FS&LA	5	1,067
3	Northfield	9	345	3	Dime	7	1,071	3	Flushing	9	1,006
4	Flushing	5	315	4	Ridgewood	6	975	4	Dime	7	957
5	First American	2	191	5	Bridge	9	453	5	Alma Bank	4	618

We have unique brand recognition and the opportunity to become the dominant bank in our markets

Note: Deposit market share analysis by county from SNL Financial. Dime also has 1 branch in Bronx county.
(1) Ranking amongst "Community Banks". Community Banks defined as institutions with <$10B of total assets

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2. Key Investments Have Already Been Made

- ✓ Executive management team has been significantly bolstered
  - Over LTM hired a new: Chief Administrative Officer, Head of Human Resources, Chief Retail Officer, Head of Business Banking, Head of DimeDirect, and Treasurer
- ✓ Scaled up IT talent pool
- ✓ Core systems conversion in process
- ✓ Opened 2 new branches (Bedford Avenue and Park Slope) in Q1 2017
- ✓ Successfully launched our online, direct bank initiative
- ✓ Built out human capital programs and more disciplined pay-for-performance programs
- ✓ Pivoting brick-and-mortar branches towards small business/professional marketplace
- ✓ Successfully launched Business Banking group

We have accomplished all of the above and still kept our expenses / average assets at an industry-low of ~1.3-1.4%; Q2 non-interest expense is expected to be marginally lower than Q1 2017

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3. Business Banking Group Gaining Traction

Description

- In January 2017, Dime hired proven bank executive Stu Lubow to spearhead its Business Banking group
  - Opportunistic hire **capitalizing on local M&A** (Community National sale to Bridge Bancorp)
  - Dime effectively **created a new business line without putting on any Goodwill/Intangibles**, as is customary with an M&A transaction
  - **Relationship banking model** will compliment Dime's existing indirect/broker driven platform
  - Lubow's team has **access to Dime's larger balance sheet, iconic brand and support services**
- Melville office is now open at 1 Huntington Quadrangle
- Midtown Manhattan office scheduled to open soon

Q1 Highlights for Business Banking Group

- C&I loans grew $28.1M
- Directly-sourced CRE loans grew $7.1M
- Brought in ~$14M of new deposits at an avg. rate of 4bp

Stu Lubow - Biography



- Banking executive for over 37 years
- Prior to joining Dime, was Chairman, CEO, and President of Community National (sold to Bridge Bancorp in 2015)
- Previous to that, was Founder, CEO, and President of Community State Bank
- Prior to Community State Bank, held executive positions at Garden State Bank, Dollar Dry Dock Bank, and People's Bank

Historical Perspective – Community National's Balance Sheet

	12/31/05	12/31/10	3/31/15
Assets	$92M	$477M	$951M
Deposits	$64M	$360M	$825M
Non-Interest %	*N/A*	*18.5%*	*27.2%*
Total Loans	$52M	$332M	$782M
C&I Loans %	*0.3%*	*24.4%*	*22.6%*
CRE Loans %	*30.9%*	*29.5%*	*42.0%*

Key future opportunities include: (1) Capitalizing on disruption from the Astoria/Sterling merger (2) Hiring additional high quality relationship banking teams (3) Adding additional scale in SBA Lending

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 4. Deposit Franchise Has Been Growing Robustly  7  Cumulative Growth in Deposits / Share Over Last 5 Years (Q1 2012-Q1 2017)  At 3/31/12                      Deposits  $2,387  $3,170  $1,153  $1,561  $1,680  $1,412  $5,195  $22,941  $2,288  $1,202  Shares (M)  35.2  30.9  16.3  20.0  18.6  8.9  60.2  439.1  28.3  8.5  Deposits / Share  $67.87  $102.53  $70.63  $78.21  $90.38  $159.11  $86.32  $52.24  $80.82  $141.92                        At 3/31/17                      Deposits  $4,508  $4,411  $3,355  $2,748  $4,199  $3,431  $6,530  $28,727  $4,293  $2,983  Shares (M)  37.6  28.8  32.0  23.9  32.5  17.6  66.4  489.0  47.4  19.7  Deposits / Share  $120.00  $153.09  $104.84  $114.95  $129.33  $195.15  $98.41  $58.75  $90.67  $151.43  Over the last 5 years, Dime has demonstrated its ability to grow deposits organically

 5. Excellent Stewards of Capital  8  Capital creation (and return) over last 5 Years    We rank amongst the top-end of our peers in terms of growing TBV per share and paying dividends; given the high level of insider and ESOP ownership, we have an “owner-operated” mentality   Source: SNL Financial  Dime has historically generated sufficient capital to support organic growth; during the financial crisis of 2008, we did NOT take TARP

 6. Potential Benefit from Corporate Tax Reform  9  Reported Effective Tax Rate for Q1 2017  Source: SNL Financial. Does not adjust for any one-time items                      1.20%  1.35%  1.34%  1.20%  1.38%  1.14%  1.53%  1.34%  1.33%  1.21%                      Q1 2017ReportedPTX ROA

 7. Will Never Compromise on Core Foundational Strengths  10  Committed to being the Lowest-Cost Operator  Committed to maintaining a Conservative Credit Culture  Note: Peers include : Bridge, ConnectOne, First of Long Island, Flushing, Lakeland, New York Community, OceanFirst, Peapack, and Provident. Data in the charts represent median values. Dime’s expenses exclude one-time items  Expenses / Average Assets      Peers  Dime  NCOs / Average Loans

Q1 2017 Financial Highlights

DIME Since 1864

- Q1 2017 EPS of $0.30; TBV per share grew to $13.92, a 5.6% y-o-y increase
- Real estate loans grew 6.3% (annualized) on a linked quarter basis and 13.2% over the first quarter of 2016
- Successfully launched our Business Banking division, with C&I loans growing $28.1M and direct-sourced CRE loans growing $7.1M at March 31st 2017
- Deposits grew 10.3% (annualized) on a linked quarter basis and 31.1% over Q1 2016
- Loans/Deposits ratio declined to 127.6%
- Non-interest expense / average assets of 1.38%
- NIM of 2.57% for the quarter versus 2.67% for Q4 2016
  - Excluding income from prepayment activity, NIM was 2.48% for the quarter, unchanged from Q4 2016
- Continued strong credit quality, with NPLs / Loans of only 7 bp
- Opened 2 new branches – Bedford Avenue and Park Slope; in addition, Business Banking division's Long Island office is now open and midtown Manhattan office scheduled to open soon

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FORWARD OUTLOOK

Q2 Guidance

- As of date of Q1 earnings release (April 27th):
  - Outstanding real estate loan commitments of $155M at an average rate of 3.86%
    - Includes $35.9M from Business Banking group at an interest rate of 4.60%
  - C&I pipeline totaled $41.3M, at an average interest rate of 4.54%
- Balance sheet growth objective for FY 2017 of ~10%
- Continued preference for utilizing retail deposits for most of the funding needs
- Funding costs are expected to remain near current historically low levels
- Provisions will be driven by loan portfolio growth
- Non-Interest Expense of approximately $20.5M
  - Versus reported Q1 expenses of $20.8M
- Sale of Williamsburg branch office now expected to close during Q3 2017

3 Year Goals

- Base case organic annual growth in Balance Sheet of ~$500M
- C&I and directly-sourced CRE loans to constitute a larger portion of the loan portfolio
- Take advantage of disruptions in the local marketplace by hiring high quality relationship lenders
- Increase lower cost commercial deposits
- Leverage the unique brand recognition we have by pivoting our branches towards serving small businesses
- Prudently manage our expense base; focused on remaining the lowest-cost operator
- Efforts to generate additional fee income underway; SBA lender already hired
- Opportunistic M&A, focused on targets that improve our deposit funding and generate fee income; acquisition of high quality talent is always important
- Work tirelessly towards achieving a 1% ROA

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 Rankings from SNL Financial  13  Source: SNL Financial: “The best of the biggest public thrifts”. Table above only shows the top 30 companies in the rankings. (1) Score based on a scale of -200 to 200. Analysis limited to the 50 largest thrifts by total assets at December 31st 2016, trading on the Nasdaq, NYSE or NYSE MKT. Companies ranked according to six weighted metrics: ROAA (20%), ROATCE (20%), Efficiency Ratio (20%), TBV per share median 3-year growth (20%), NCOs / Average Loans (10%) and NPLs / Loans (10%)  DIME RANKS #3 Amongst the 50 Largest Publically Traded Thrifts in 2016

 VISIONWhere is the company headed?  14  Our vision is to be a highly profitable, cost efficient, technology-driven community commercial bank with diverse, reliable sources of income;to be an aggregator of additional financial service companies;to be the company of choice for clients, an employer of choice for individuals, and an investment of choice for investors.

   15  Appendix

 16  Repricing Loans

   17  Loan Portfolio Yieldsamong selected local peers  Institution Name   Q1 2017Loan Yield (%)  MRQ Reported Texas Ratio  Bridge Bancorp  4.51  1.5  Sterling Bancorp  4.48  8.2  ConnectOne  4.38  21.6  OceanFirst  4.36  11.7  Lakeland Bancorp  4.20  6.7  TrustCo Bank  4.19  8.6  Flushing Financial  4.18  7.6  Oritani Financial  3.95  1.9   - MEDIAN YIELD -  3.95    Northfield Bancorp  3.95  4.6  Provident Financial  3.89  9.0  Customers Bancorp  3.84  5.2  Kearny Financial  3.73  2.5  Dime Community  3.55  2.7  Peapack-Gladstone  3.53  7.3  First of Long Island  3.50  0.9  Astoria Financial  3.45  16.7  Relationship banking and diversification of loan products is expected to improve loan portfolio yield relative to peers  As of date of Q1 earnings release (April 27th), the bank had outstanding real estate commitments of $155M at an average interest rate of 3.86% and a C&I pipeline totaling $41.3M at an average interest rate of 4.54%

OPERATING EFFICIENCY
"Best in Class" Efficiency Ratio

	DEC 2013	DEC 2014	DEC 2015	DEC 2016	3-year growth rate
Includes prepayment fee income:					
GROSS REVENUE	$ 182,565	$ 180,390	$ 182,134	$ 203,255	11%
growth		*-1%*	*1%*	*12%*	
NET (OPERATING) REVENUE	$ 135,595	$ 131,974	$ 135,907	$ 151,114	11%
`		*-3%*	*3%*	*11%*	
CORE OPERATING EXPENSES	$ 62,692	$ 61,076	$ 65,887	$ 72,512	16%
growth		*-3%*	*8%*	*10%*	
Excludes prepayment fee income:					
GROSS REV less PREPAY INC	$ 169,170	$ 166,372	$ 170,821	$ 194,295	15%
growth		*-2%*	*3%*	*14%*	
NET (OP) REV less PREPAY	$ 122,200	$ 117,956	$ 124,594	$ 142,154	16%
growth		*-3%*	*6%*	*14%*	
CORE OPERATING EXPENSES	$ 62,692	$ 61,076	$ 65,887	$ 72,512	16%
growth		*-3%*	*8%*	*10%*	
SUPPLEMENTAL DATA:					
PREPAYMENT FEE INCOME	$ 13,395	$ 14,018	$ 11,313	$ 8,960	-33%
growth		*5%*	*-19%*	*-21%*	
OPERATING EXP/AVG ASSETS	1.57%	1.42%	1.41%	1.31%	
EFFICIENCY RATIO	46.2%	46.3%	48.0%	47.9%	

OpEx has outpaced revenue growth over three years, however calendar 2016 tells a different story.

When volatile prepayment fee income is excluded, revenue kept pace with OpEx growth over 3 years.

OpEx as a percent of average assets continues to decline.

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19  Forward-Looking Statements  This presentation contains a number of forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements may be identified by use of words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "seek," "may," "outlook," "plan," "potential," "predict," "project," "should," "will," "would" and similar terms and phrases, including references to assumptions.Forward-looking statements are based upon various assumptions and analyses made by Dime Community Bancshares, Inc. (the "Holding Company," and together with its direct and indirect subsidiaries, the "Company") in light of management’s experience and its perception of historical trends, current conditions and expected future developments, as well as other factors it believes appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond the Company’s control) that could cause actual conditions or results to differ materially from those expressed or implied by such forward-looking statements. These factors include, without limitation, the following:the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company’s control;there may be increases in competitive pressure among financial institutions or from non-financial institutions;the net interest margin is subject to material short-term fluctuation based upon market rates;changes in deposit flows, loan demand or real estate values may adversely affect the business of Dime Community Bank (the "Bank");changes in accounting principles, policies or guidelines may cause the Company’s financial condition to be perceived differently;changes in corporate and/or individual income tax laws may adversely affect the Company's business or financial condition;general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or the banking industry may be less favorable than the Company currently anticipates;legislation or regulatory changes may adversely affect the Company’s business;technological changes may be more difficult or expensive than the Company anticipates;success or consummation of new business initiatives may be more difficult or expensive than the Company anticipates;litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than the Company anticipates; andThe risks referred to in the section entitled "Risk Factors."The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.